EXHIBIT (32.2)


                        C.F.O. Certification pursuant to
                   Exchange Act Rules 13a-14(b) and 15d-14(b)


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                                                                    EXHIBIT 32.2


                        C.F.O. CERTIFICATION PURSUANT TO
                   EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)


     In connection with the Annual Report of American Consumers, Inc. (the "Company") on Form 10-K for the period ending May 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Sec. 1350 (as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002) that he is the Chief Financial Officer of the Company and that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Paul R. Cook
___________________________________
Paul R. Cook
Executive Vice President and Treasurer (Chief Financial Officer)
American Consumers, Inc.


Date:  August 26, 2004


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